UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 3, 2026, AppLovin Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following five proposals, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”). Stockholders at the close of business on April 13, 2026 (the “Record Date”) were entitled to vote at the Annual Meeting.

As of the Record Date, there were 306,053,394 shares of the Company’s Class A common stock and 30,207,521 shares of the Company’s Class B common stock outstanding. Each outstanding share of Class A common stock was entitled to cast one vote on each matter to come before the Annual Meeting and each outstanding share of Class B common stock was entitled to cast 20 votes on each matter to come before the Annual Meeting for a combined voting power of 910,203,814 votes. Shares constituting a quorum were represented in person or by proxy at the Annual Meeting. The voting results with respect to each matter voted upon are set forth below.

Proposal One:	Election of Directors
The Company’s stockholders voted to elect nine directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, with voting results as follows:

Nominee	For	Withhold	Broker Non-Votes
Adam Foroughi	789,659,577	26,641,491	39,487,638
Craig Billings	787,450,426	28,850,642	39,487,638
Herald Chen	785,822,622	30,478,446	39,487,638
Margaret Georgiadis	751,666,493	64,634,575	39,487,638
Barbara Messing	781,466,244	34,834,824	39,487,638
Todd Morgenfeld	809,812,856	6,488,212	39,487,638
Victoria Valenzuela	814,003,872	2,297,196	39,487,638
Eduardo Vivas	780,540,695	35,760,373	39,487,638
Maynard Webb	781,488,849	34,812,219	39,487,638

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
853,713,514	2,003,724	71,468	0

Proposal Three:	Advisory Vote on Compensation of Named Executive Officers
The Company’s stockholders voted to approve on an advisory basis, the compensation of the Company’s named executive officers, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
752,959,150	63,070,373	271,545	39,487,638

Proposal Four:	Amendment to the Company’s Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation as Permitted by Delaware Law
The Company’s stockholders voted to approve an amendment to the Company’s amended and restated certificate of incorporation to provide for officer exculpation as permitted by Delaware law, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
735,785,832	80,423,671	91,565	39,487,638

Proposal Five:	Stockholder Proposal Regarding Disclosure of Voting Results by Class of Shares
The Company’s stockholders did not approve a stockholder proposal regarding disclosure of voting results by class of shares, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
119,127,022	696,868,093	305,953	39,487,638

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: June 5, 2026	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer